UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

[X] Preliminary Information Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ] Definitive Information Statement

BONANZA GOLDFIELDS CORP.

(Name of Registrant as Specified In Its Charter)

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[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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37th Floor, Singapore Land Tower

50 Raffles Place

Singapore 048623

NOTICE OF CORPORATE ACTIONS TAKEN BY WRITTEN CONSENT

OF MAJORITY STOCKHOLDERS WITHOUT SPECIAL MEETING OF THE STOCKHOLDERS

Dear Stockholders:

We are writing to advise you that, on January 10, 2022, the board of directors of Bonanza Goldfields Corp., a Nevada corporation (“BONZ,” “the Company,” “we” or “us”), and certain stockholders holding a majority of the voting rights of our common stock approved by written consent in lieu of a special meeting the taking of all steps necessary to effect the following actions (collectively, the “Corporate Actions”):

1.	Amend the Company’s Articles of Incorporation filed with the Nevada Secretary of State (the “Articles of Incorporation”) to change the Company’s name to Marvion Inc.; and
2.	Amend the Articles of Incorporation to increase the Company’s authorized capital from 2,000,000,000 to 300,000,000,000 shares, consisting of 270,000,000,000 shares of common stock, par value $0.001, and 30,000,000 shares of preferred stock, par value $0.0001.

The accompanying information statement, which describes the Corporate Actions in more detail, is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. The consent that we have received constitutes the only stockholder approval required for the Corporate Actions under the Nevada Revised Statutes, our Articles of Incorporation and Bylaws. Accordingly, the Corporate Actions will not be submitted to the other stockholders of the Company for a vote.

The record date for the determination of stockholders entitled to notice of the action by written consent is January 10, 2022.  Pursuant to Rule 14c-2 under the Exchange Act, the Corporate Actions will not be implemented until at least twenty (20) calendar days after the mailing of this information statement to our stockholders.  This information statement will be mailed on or about January 21, 2022, to stockholders of record on January 10, 2022. As such, we expect that the Corporate Actions will be effective no earlier than February 10, 2022.

No action is required by you to effectuate this action. The accompanying information statement is furnished only to inform our stockholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Exchange Act.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE VOTED TO AUTHORIZE THE CORPORATE ACTIONS. THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THIS MATTER.

By order of the Board of Directors,

By:	/s/ Man Chung Chan
Man Chung Chan
Chief Executive Officer, Chief Financial Officer, Secretary
January 11, 2022

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BONANZA GOLDFIELDS CORP.

INFORMATION STATEMENT REGARDING

CORPORATE ACTIONS TAKEN BY WRITTEN CONSENT OF

OUR BOARD OF DIRECTORS AND HOLDERS OF

A MAJORITY OF OUR VOTING CAPITAL STOCK

IN LIEU OF SPECIAL MEETING

Bonanza Goldfields Corp. (“BONZ,” “the Company,” “we” or “us”) is furnishing this information statement to you to provide a description of actions taken by our Board of Directors and the holders of a majority of our outstanding voting capital stock on January 10, 2022, in accordance with the relevant sections of Nevada Revised Statutes of the State of Nevada (the “NRS”).

This information statement is being mailed on or about January 21, 2022, to stockholders of record on January 10, 2022 (the “Record Date”). The information statement is being delivered only to inform you of the corporate actions described herein before such actions take effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). No action is requested or required on your part.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE VOTED TO AUTHORIZE THE CORPORATE ACTIONS. THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE MATTERS.

GENERAL DESCRIPTION OF CORPORATE ACTION

On January 10, 2022, the board of directors of Bonanza Goldfields Corp., a Nevada corporation, and certain stockholders holding a majority of the voting rights of our common stock approved by written consent in lieu of a special meeting the taking of all steps necessary to effect the following actions (collectively, the “Corporate Actions”):

1.	Amend the Company’s Articles of Incorporation filed with the Nevada Secretary of State (the “Articles of Incorporation”) to change the Company’s name to Marvion Inc.; and
2.	Amend the Articles of Incorporation to increase the Company’s authorized capital from 2,000,000,000 to 300,000,000,000 shares, consisting of 270,000,000,000 shares of common stock, par value $0.001, and 30,000,000 shares of preferred stock, par value $0.0001.

VOTING AND VOTE REQUIRED

Pursuant to BONZ’s Bylaws and the NRS, a vote by the holders of at least a majority of BONZ’s outstanding capital stock is required to effect the actions described herein. Each common stockholder is entitled to one vote for each share of common stock held by such stockholder. As of the Record Date, BONZ had 1,867,681,876 shares of common stock issued and outstanding. The voting power representing not less than 933,840,939 shares of common stock is required to pass any stockholder resolutions. Pursuant to Section 78.320 of the NRS, the following stockholders holding an aggregate of 1,229,587,822 shares of common stock, or approximately 65.83% of the issued and outstanding shares of our common stock on the Record Date (the “Majority Stockholders”), delivered an executed written consent dated January 10, 2022, authorizing the Corporate Actions.

Name	Common Shares Beneficially Held	Percentage of Issued and Outstanding
LEE Ying Chiu Herbert	1,129,587,822	60.48%
SO Han Meng Julian	100,000,000	5.35%
TOTAL	1,229,587,822	65.83%

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NO APPRAISAL RIGHTS

Under the NRS, stockholders are not entitled to appraisal rights with respect to the Corporate Actions, and we will not provide our stockholders with such rights.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except in their capacity as stockholders, none of our officers, directors or any of their respective affiliates has any interest in the Corporate Actions.

CORPORATE ACTION NO. 1

NAME CHANGE

On January 10, 2022, the Board and the Majority Stockholders approved by written consent in lieu of a special meeting an amendment to the Company’s Articles of Incorporation to change the name of the Company to Marvion Inc. (the “Name Change Amendment”).

Our Board and the Majority Stockholders believe that it is advisable and in the Company’s best interests to authorize and approve the Name Change Amendment in order to more accurately reflect the changes in the Company’s business. After the Effective Date, the Board intends to enter into discussions to acquire one or more additional operating companies. We may also conduct private placements of our securities to secure additional working capital for the Company. Except as set forth above and in our other disclosures filed with the Securities and Exchange Commission, as of the date of this filing we do not have any definitive plans, proposals or arrangements to issue any of the newly available authorized shares of common stock for any purpose or which may result in a change in control of the Company.

Vote Required

Section 78.045 of the NRS provides that proposed amendments to the Articles of Incorporation must first be adopted by the Board and then approved by the Majority Stockholders. On January 10, 2022, our Board and the Majority Stockholders authorized, adopted and approved by written consent in lieu of a special meeting the Name Change Amendment. January 10, 2022, or the Record Date, was the date for determining the stockholders entitled to receive notice of and to vote on the proposed increase to our authorized capital.

The amendment to change our name will not be effective until the date of effectiveness specified in the Amendment to the Articles of Incorporation filed with the Nevada Secretary of State (which we expect to be February 10, 2022, or thereafter) or the date on which our Corporate Actions are approved by the Financial Industry Regulatory Authority (FINRA), whichever is later (the “Effective Date”). No further action on the part of stockholders is required to authorize or effect the amendments to the Articles of Incorporation.

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CORPORATE ACTION NO. 2

INCREASE IN AUTHORIZED CAPITAL

On January 10, 2022, the Board and the Majority Stockholders authorized, adopted and approved by written consent in lieu of a special meeting an amendment to the Articles of Incorporation to increase its authorized share capital from 2,000,000,000 to 300,000,000,000 shares, consisting of 270,000,000,000 shares of common stock, par value $0.001, and 30,000,000 shares of preferred stock, par value $0.0001. The proposed amendment to our Articles of Incorporation is included in the Certificate of Amendment, which is attached hereto as Exhibit 1. The general purpose and effect of this amendment to our Articles of Incorporation is to increase our authorized share capital, which we believe will enhance our ability to finance the development and operation of our business.

Reasons For The Increase In Authorized Capital

Our Board authorized and approved the proposed amendment to our Articles of Incorporation to increase our authorized share capital so that such shares will be available for issuance for general corporate purposes, including financing activities, without the requirement of further action by our stockholders. Potential uses of the additional authorized shares may include, but are not limited to, public or private offerings, conversions of convertible securities, issuance of options pursuant to employee stock option plans, acquisition transactions and other general corporate purposes. Increasing the authorized number of shares of our common stock will give us greater flexibility and will allow us to issue such shares, in most cases, without the expense or delay of seeking stockholder approval. We are at all times investigating additional sources of financing, business candidates and other opportunities which our Board believes will be in our best interests and in the best interests of our stockholders. We may also conduct one or more private placements of our securities to secure additional working capital for the Company. Except as set forth above and in our other disclosures filed with the Securities and Exchange Commission, as of the date of this filing we do not have any definitive plans, proposals or arrangements to issue any of the newly available authorized shares of common stock for any purpose or which may result in a change in control of the Company.

Effect of the Increase in Authorized Capital; Anti-Takeover Implications

The amendment to our Articles of Incorporation to increase our authorized share capital will not have any immediate effect on the rights of existing stockholders. However, our Board will have the authority to issue shares of our Common Stock and Preferred Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or exchange regulations. To the extent that additional shares of Common Stock are issued in the future, such issuance will decrease the existing stockholders' percentage equity ownership, dilute the earnings per share and book value per share of outstanding shares of Common Stock and, depending upon the price at which they are issued, could be dilutive to the existing stockholders.

Although the increase in authorized capital is prompted by business and financial considerations, stockholders nevertheless should be aware that such increase could facilitate future efforts by our management to deter or prevent a change in control of the Company. By way of example, our management could issue additional shares to dilute the stock ownership and the voting power of persons seeking to obtain control of the Company or shares could be issued to purchasers who would support the Board in opposing a takeover proposal. In addition, the increase in authorized shares may have the effect of delaying or discouraging a challenge for control or make it less likely that such a challenge, if attempted, would be successful, including challenges that are favored by a majority of the stockholders or in which the stockholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner. The Board and executive officers of the Company have no knowledge of any current effort to obtain control of the Company or to accumulate large amounts of Common Stock.

We may also conduct one or more private placements of our securities to secure additional working capital for the Company. Except as set forth above and in our other disclosures filed with the Securities and Exchange Commission, the Board has no current plans to use any of the additional shares of Common Stock that will become available when the increase in authorized capital occurs to deter or prevent a change of control of the Company.

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The amendment to increase our authorized capital will not be effective until the Effective Date. No further action on the part of stockholders is required to authorize or effect the amendments to the Articles of Incorporation.

Anti-Takeover Provisions of Nevada State Law

Certain anti-takeover provisions of Nevada law could have the effect of delaying or preventing a third-party from acquiring us, even if the acquisition arguably could benefit our stockholders.

Nevada’s “combinations with interested stockholders” statutes, NRS 78.411 through 78.444, inclusive, prohibit specified types of business “combinations” between certain Nevada corporations and any person deemed to be an “interested stockholder” for two years after such person first becomes an “interested stockholder” unless the corporation’s board of directors approves the combination, or the transaction by which such person becomes an “interested stockholder”, in advance, or unless the combination is approved by the board of directors and sixty percent of the corporation’s voting power not beneficially owned by the interested stockholder, its affiliates and associates. Further, in the absence of prior approval certain restrictions may apply even after such two-year period. However, these statutes do not apply to any combination of a corporation and an interested stockholder after the expiration of four years after the person first became an interested stockholder. For purposes of these statutes, an “interested stockholder” is any person who is (1) the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the outstanding voting shares of the corporation, or (2) an affiliate or associate of the corporation and at any time within the two previous years was the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the then outstanding shares of the corporation. The definition of the term “combination” is sufficiently broad to cover most significant transactions between a corporation and an “interested stockholder.” These statutes generally apply to Nevada corporations with 200 or more stockholders of record. However, a Nevada corporation may elect in its articles of incorporation not to be governed by these particular laws, but if such election is not made in the corporation’s original articles of incorporation, the amendment (1) must be approved by the affirmative vote of the holders of stock representing a majority of the outstanding voting power of the corporation not beneficially owned by interested stockholders or their affiliates and associates, and (2) is not effective until 18 months after the vote approving the amendment and does not apply to any combination with a person who first became an interested stockholder on or before the effective date of the amendment. Our Articles of Incorporation provide that we will not be governed by the provisions of NRS 78.411 through 78.444, inclusive.

Nevada’s “acquisition of controlling interest” statutes, NRS 78.378 through 78.379, inclusive, contain provisions governing the acquisition of a controlling interest in certain Nevada corporations. These “control share” laws provide generally that any person that acquires a “controlling interest” in certain Nevada corporations may be denied voting rights, unless a majority of the disinterested stockholders of the corporation elects to restore such voting rights. Absent such provision in our bylaws, these laws would apply to us as of a particular date if we were to have 200 or more stockholders of record (at least 100 of whom have addresses in Nevada appearing on our stock ledger at all times during the 90 days immediately preceding that date) and do business in the State of Nevada directly or through an affiliated corporation, unless our articles of incorporation or bylaws in effect on the tenth day after the acquisition of a controlling interest provide otherwise. These laws provide that a person acquires a “controlling interest” whenever a person acquires shares of a subject corporation that, but for the application of these provisions of the NRS, would enable that person to exercise (1) one fifth or more, but less than one third, (2) one third or more, but less than a majority or (3) a majority or more, of all of the voting power of the corporation in the election of directors. Once an acquirer crosses one of these thresholds, shares which it acquired in the transaction taking it over the threshold and within the 90 days immediately preceding the date when the acquiring person acquired or offered to acquire a controlling interest become “control shares” to which the voting restrictions described above apply. Our Articles of Incorporation provide that we will not be governed by the provisions of NRS 78.378 through 78.379, inclusive.

Nevada law also provides that directors may resist a change or potential change in control if the directors determine that the change is opposed to, or not in the best interests of, the corporation. The existence of the foregoing provisions and other potential anti-takeover measures could limit the price that investors might be willing to pay in the future for shares of our common stock. They could also deter potential acquirers of our Company, thereby reducing the likelihood that you could receive a premium for your common stock in an acquisition.

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Certain Article and Bylaws Provisions

Our Amended Articles of Incorporation and Bylaws provide that:

–

Our board of directors are specifically empowered, without stockholder approval, to issue up to 30,000,000 shares of preferred stock with voting, liquidation, conversion, or other rights that could be superior to and adversely affect the rights of the holders of the common stock. Among other rights, our board of directors may determine, without further vote or action by our stockholders:

•	the number of shares and the designation of any series of preferred securities;
•	whether to pay dividends on such series and, if so, the dividend rate, whether dividends will be cumulative and, if so, from which date or dates, and the relative rights of priority of payment of dividends on shares of the series;
•	whether such series will have voting rights in addition to the voting rights provided by law and, if so, the terms of the voting rights;
•	whether such series will be convertible into or exchangeable for shares of any other class or series of stock and, if so, the terms and conditions of conversion or exchange;
•	whether or not the shares of such series will be redeemable and, if so, the dates, terms and conditions of redemption and whether there will be a sinking fund for the redemption of that series and, if so, the terms and amount of the sinking fund; and
•	the rights of the shares of such series in the event of our voluntary or involuntary liquidation, dissolution or winding up and the relative rights or priority, if any, of payment of shares of such series.

–	A majority of the outstanding shares of the Corporation entitled to vote, represented in person or any proxy, shall constitute a quorum at a meeting of stockholders;

–	Our stockholders may not call special meetings of our stockholders unless they not less than ten percent of the outstanding shares entitled to vote at a meeting of stockholders.

–	Subject to certain limitations, our directors have the power to adopt, amend or repeal our bylaws without stockholders approval;

–	Our stockholders may not cumulate votes in the election of directors; and

–	We will indemnify directors and officers against losses that they may incur in investigations and legal proceedings resulting from their services to us, which may include services in connection with takeover defense measures and advance such expenses on their behalf prior to final adjudication of whether such directors and officers were entitled to indemnification.

These provisions of our Amended Articles of Incorporation or Bylaws may have the effect of delaying, deferring or discouraging another person or entity from acquiring control of us.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock, as of January 10, 2021, for: (i) each of our named executive officers; (ii) each of our directors; (iii) all of our current executive officers and directors as a group; and (iv) each person, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock.

Except as indicated in footnotes to this table, we believe that the stockholders named in this table will have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, based on information provided to us by such stockholders. Unless otherwise indicated, the address for each director and executive officer listed is: c/o Bonanza Goldfields Corp., 37th Floor, Singapore Land Tower, 50 Raffles Place, Singapore 048623.

	Common Stock Beneficially Owned		Series A Preferred Stock Owned		Series B Preferred Stock Owned		Series C Preferred Stock Owned
Name and Address of Beneficial Owner	Number of Shares and Nature of Beneficial Ownership	Percentage of Total Common Equity (1)	Number of Shares and Nature of Beneficial Ownership	Percentage of Total Series A Preferred Equity (1)	Number of Shares and Nature of Beneficial Ownership	Percentage of Total Series B Preferred Equity (1)	Number of Shares and Nature of Beneficial Ownership	Percentage of Total Series C Preferred Equity (1)
Man Chung CHAN	–	–
Herbert Ying Chiu LEE (2)	1,129,587,822	60.48%	10,000,000	100%	337,000	92%	1	100%
Tee Soo TAN	–	–
Julian Han Meng SO (3)	100,000,000	5.35%
All executive officers and directors as a Group (4 persons)	1,229,587,822	65.83%	10,000,000	100%	337,000	92%	1	100%

5% or Greater Stockholders:
-	–	–	–	–	–	–	–	–

________________

(1)	Applicable percentage ownership is based on 1,867,681,876 shares of common stock outstanding as of January 10, 2022, together with securities exercisable or convertible into shares of common stock within 60 days of January 10, 2022. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that a person has the right to acquire beneficial ownership of upon the exercise or conversion of options, convertible stock, warrants or other securities that are currently exercisable or convertible or that will become exercisable or convertible within 60 days of January 10, 2022, are deemed to be beneficially owned by the person holding such securities for the purpose of computing the number of shares beneficially owned and percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
(2)	Herbert Ying Chiu Lee, our Director, owns 1,129,587,822 shares of our common stock, 10,000,000 shares of our Series A Preferred Stock, 337,000 shares of our Series B Preferred Stock and 1 share of Series C Preferred Stock. He is entitled to an additional 129,860,254,628 shares of our common stock in connection with our acquisition of Marvion Holdings Limited. Each Series of preferred stock has the voting rights, powers, preferences and privileges more fully described in the section entitled “Description of Registrant’s Securities to be Registered.”
(3)	Julian Han Meng So, our Director, owns 100,000,000 shares of our common stock. He is also the Chief Executive Officer of Marvion Private Limited. He is entitled to an additional 8,608,462,003 shares of our common stock in connection with our acquisition of Marvion Holdings Limited.

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CHANGE IN CONTROL

Change in Control

On August 27, 2021, Ms. Bauman and her affiliated entities sold to Herbert Ying Chiu Lee 11,823,000 shares of the Company’s common stock, 10,000,000 shares of the Company’s Series A Preferred Stock, 337,000 shares of the Company’s Series B Preferred Stock and 1 share of the Company’s Series C Preferred Stock for aggregate consideration of Three Hundred Eighty Thousand Dollars ($380,000). The funds came from the personal funds of Mr. Lee, and was not the result of a loan. In connection with the sale of Ms. Bauman and her affiliated entities’ securities, Ms. Bauman resigned from all of her positions with the Company and appointed Man Chung CHAN to serve as Chief Executive Officer, Chief Financial Officer, Secretary and Director and Herbert Ying Chiu LEE and Tee Soo TAN as directors of the Company. It is our understanding that the purchaser is not a U.S. Person within the meaning of Regulations S. Accordingly, the shares are being sold pursuant to the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended, Regulation D and Regulation S promulgated thereunder.

On October 18, 2021, we acquired all of the issued and outstanding shares of Marvion Holdings Limited, a British Virgin Islands limited liability company, or Marvion, from Lee Ying Chiu Herbert and So Han Meng Julian, the shareholders of Marvion, in exchange for 139,686,481,453 shares of our issued and outstanding common stock, all in accordance with the terms of that certain Share Exchange Agreement and Confirmation. The Company has issued 1,217,764,822 shares of common stock and will increase the authorized share to issue the remaining 138,468,716,631 shares of its common stock. In connection with the acquisition, So Han Meng Julian was appointed to serve as the Chief Executive Officer of Marvion Private Limited and a director of the Company. The Company relied on the exemption from registration pursuant to Section 4(2) of, and Regulation D and/or Regulation S promulgated under the Act in selling the Company’s securities to the shareholders of Marvion. The foregoing descriptions of the Share Exchange Agreement and the Confirmation are not complete and are qualified in their entirety by reference to the complete text of the Share Exchange Agreement and Confirmation, which are incorporated herein by reference and attached hereto as Exhibits 10.1 and 10.2 to the Registration Statement on Form 10 filed with the Securities and Exchange Commission on October 26, 2021.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases) representing our expectations or beliefs regarding our company. These forward- looking statements include, but are not limited to, statements regarding our business, anticipated financial or operational results and objectives. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other filings of ours with the Securities and Exchange Commission.

GENERAL INFORMATION

BONZ will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. BONZ will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of BONZ’s common stock.

BONZ will deliver only one Information Statement to multiple security holders sharing an address unless BONZ has received contrary instructions from one or more of the security holders. Upon written or oral request, BONZ will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address: Bonanza Goldfields Corp., 37th Floor, Singapore Land Tower, 50 Raffles Place, Singapore 048623. The Secretary may also be reached by telephone at + 65 682997017.

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ADDITIONAL AND AVAILABLE INFORMATION

BONZ is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is required to file periodic reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330. Our filings are also available to the public on the SEC’s website (www.sec.gov).

Dated: January 11, 2022	By order of the Board of Directors /s/ Man Chung CHAN By: Man Chung CHAN Chief Executive Officer, Chief Financial Officer and Secretary

Exhibit 1:   Form of Certificate of Amendment to Articles of Incorporation of the Company*.

*Filed herewith.

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Exhibit 1

STATE OF NEVADA

CERTIFICATE OF AMENDMENT

OF ARTICLES OF INCORPORATION

Bonanza Goldfields Corp. (the “Corporation”), a corporation organized and existing under and by virtue of the Nevada Revised Statutes of the State of Nevada, does hereby certify:

FIRST: That the Articles of Incorporation of the Corporation is hereby amended by amending and restating Article I to read as follows:

The name of the Corporation shall Marvion Inc.

SECOND: That the Articles of Incorporation of the Corporation is hereby amended by amending and restating the first paragraph only of Article IV to read as follows:

Section 1. Authorized Shares. The aggregate number of shares which the Corporation shall have authority to issue is three hundred billion (300,000,000,000) shares, consisting of two classes to be designated, respectively, “Common Stock” and “Preferred Stock,” with all such shares having a par value of $.0001 per share. The total number of shares of Common Stock that the Corporation shall have authority to issue is two hundred seventy billion (270,000,000,000) shares. The total number of shares of Preferred Stock that the Corporation shall have authority to issue is thirty million (30,000,000) shares. The Preferred Stock may be issued in one or more series, each series to be appropriately designated by a distinguishing letter or title, prior to the issuance of any shares thereof. The voting powers, designations, preferences, limitations, or restrictions thereof, of the Preferred Stock shall hereinafter be prescribed by resolution of the board of directors pursuant to Section 3 of this Articles IV.

THIRD: The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is 65.83%.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this ____th day of _________, 2022.

By: ______________________
Man Chung CHAN Chief Executive Officer, Chief Financial Officer and Secretary

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